                                                                     EXHIBIT 20

                     AMERICAN HONDA FINANCE CORPORATION
           Servicer's Certificate - Honda Auto Lease Trust 1999-A
    Distribution Date of January 15, 2000 for the Collection Period of
                December 1, 1999 through December 31, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
 Aggregate Net Investment Value (ANIV)                                              3,300,158,606.28

 Servicer Advance                                                                              --
 Servicer Payahead                                                                      7,383,934.30
 Number of Contracts                                                                      172,598
 Weighted Average Lease Rate (Discounted)                                                       9.05%
 Weighted Average Lease Rate                                                                    6.29%
 Weighted Average Remaining Term                                                               30.48%
 Servicing Fee Percentage (annual)                                                              1.00%

POOL DATA - CURRENT MONTH
-------------------------
 Aggregate Net Investment Value                                                     2,984,801,992.63
 Number of Current Contracts                                                              164,926
 Weighted Average Lease Rate (Discounted)                                                       9.04%
 Weighted Average Lease Rate                                                                    6.28%
 Weighted Average Remaining Term                                                               24.51%

-------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
 Initial Deposit Amount                                                               115,274,540.12
 Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                        5.50%
 Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                  181,145,705.90
 Specified Reserve Fund Percentage (if Tests i, ii or iii are not satisfied)                     6.50%
 Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)               214,081,288.79

 Beginning Balance                                                                    147,229,516.45
 Net Investment Income Retained                                                           769,677.07
 Excess Reserve Amount Released                                                                --
 Deposit Amount                                                                         5,448,457.39
 Withdrawal Amount                                                                             --
 Ending Balance                                                                       153,447,650.91
 Specified Reserve Fund Balance                                                       181,145,705.90
 Net Investment Income                                                                    769,677.07

 Cumulative Withdrawal Amount                                                                  --
-------------------------------------------------------------------------------------------------------------------------
CREDIT LOSSES:                                              VEHICLE COUNT                 AMOUNT
 Contracts Charged-off During the Collection Period              168
 Discounted Principal Balance                                                           3,009,172.40
 Net Liquidation Proceeds for the Collection Period                                    (2,331,313.51)
 Recoveries - Previously Charged-off Contracts                                                 --

    Aggregate Credit Losses for the Collection Period                                     677,858.89

 Repossessions for the Collection Period                                                      104
 Cumulative Credit Losses for all Periods                                               1,916,673.84

Ratio of Net Credit Losses to the Average ANIV Balance
for Each Collection Period:
 Second Preceding Collection Period                                                             0.13%
 First Preceding Collection Period                                                              0.28%
 Correct Collection Period                                                                      0.27%
-------------------------------------------------------------------------------------------------------------------------
TEST (i)(CHARGE-OFF RATE TEST)
Three Month Average                                                                             0.23%
Charge-off Rate Test (Test satisfied if less than or equal to 1.5%)                    Test Satisfied
-------------------------------------------------------------------------------------------------------------------------
                                                                                        DISCOUNTED
DELINQUENT CONTRACTS:                             PERCENT    ACCOUNTS     PERCENT    PRINCIPAL BALANCE
 31-60 Days Delinquent                             0.81%      1,330        0.80%       23,810,233.13
 61-90 Days Delinquent                             0.12%        192        0.12%        3,454,728.47
 Over 90 Days Delinquent                           0.10%        167        0.10%        3,107,613.46
 Total Delinquencies                                          1,689                    30,372,575.06

Ratio of Number of Contracts Delinquent More than 60 days to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
  Second Preceding Collection Period                                                            0.16%
  First Preceding Collection Period                                                             0.19%
  Current Collection Period                                                                     0.22%

-------------------------------------------------------------------------------------------------------------------------
TEST (ii)(DELINQUENCY RATE TEST)
Three Month Average                                                                             0.19%
Delinquency Rate Test (Test satisfied if less than or equal to 1.5%)                   Test Satisfied
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                 VEHICLES
 Matured Lease Vehicle Inventory Sold                           5                                             85,819.64
 Net Liquidation Proceeds                                                                                    (78,507.00)
 Net Residual Value (Gain) Loss                                                                                7,312.64
 Cumulative Residual Value (Gain) Loss all periods                                                             5,325.14
                                                                                          AVERAGE             AVERAGE
                                                  NUMBER     SCHEDULED     SALE       NET LIQUIDATION         RESIDUAL
MATURED VEHICLES SOLD FOR                          SOLD      MATURITIES    RATIO          PROCEEDS             VALUE
EACH COLLECTION PERIOD:
 Second Preceding Collection Period                 0            1         0.00%               --                 --
 First Preceding Collection Period                  1            4        25.00%           15,255.89          14,307.15
 Current Collection Period                          5            9        55.56%           15,701.40          17,163.93
 Three Month Average                                                                       10,319.10          10,490.36
                                                                                                           ------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                   98.37%
-------------------------------------------------------------------------------------------------------------------------
                                                                                      CURRENT PERIOD
TEST (iii)(RESIDUAL VALUE TEST)                                                        AMOUNT/RATIO           TEST MET?
(a) Number of Vehicles Sold greater than 45% of Scheduled Maturities
    and greater than or equal to 500 Scheduled Maturities                                  55.56%                Yes
(b) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of
    Average Residual Values                                                                98.37%                Yes
Residual Value Test (Test satisfied if tests a and b = Yes)                                                Test Satisfied
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   SERVICER'S FEE DUE:                                                                                          AMOUNT
   Prior Cumulative Servicer's Fee Shortfall                                                                      --
   Servicer's Fee Due This Collection Period                                                               2,522,112.07
   Servicer's Fee Paid                                                                                     2,522,112.07

   Current Cumulative Servicer's Fee Shortfall                                                                    --
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 ADVANCES AND PAYAHEADS:                                                                                        AMOUNT
  ADVANCES
  Prior Outstanding Servicer Advances                                                                      1,004,124.27
  Net Advance/(Recovery) This Period                                                                         303,695.69
  Nonrecoverable Prior Advances                                                                             (129,935.44)
  Current Outstanding Servicer Advances                                                                    1,177,884.52
  PAYAHEAD ACCOUNT
  Prior Outstanding Payahead Balance                                                                       6,865,179.26
  Net Allocation/(Collections) of Advanced Payments This Period                                             (890,657.96)
  Current Outstanding Payahead Balance                                                                     7,755,837.22
-------------------------------------------------------------------------------------------------------------------------

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                                                                                   SECURITIES          CLASS A1       CLASS A2
                                                                     TOTAL       BALANCE (99.8%)        BALANCE        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
    Scheduled Interest Collections                              22,667,725.91    22,622,390.46

    Interest Related To Prepayments in Full                        297,824.31       297,228.66

    Interest Related To Full Term and Over Term Payoffs                 --               --
    Interest Related to Reallocation Payments                           --               --
    Excess Liquidation Proceeds                                         --               --
         Available Interest                                     22,965,550.22    22,919,619.12

Principal
    Scheduled Principal Collections                             28,983,154.32    28,925,188.01
    Prepayments in Full                                          9,355,567.68     9,336,856.54
    Full Term and Over Term Payoffs                                283,433.80       282,866.93
    Reallocation Payment                                            15,344.78        15,314.09
    Net Liquidation Proceeds                                     2,409,820.51     2,405,000.87
    Recoveries                                                          --               --
         Available Principal                                    41,047,321.09    40,965,226.45

Withdrawal from Reserve Fund                                            --
Total of Sources for Distribution                               64,012,871.31

DISTRIBUTIONS:
Interest
    Transferor Interest                                             40,886.88
    Capped Trustee Fees                                                 --               --
    Class A Interest                                            14,208,843.88    14,208,843.88        507,135.55    1,821,250.00
    Class A Interest Carryover Shortfalls                               --               --                --              --
    Class B Interest                                               365,750.00       365,750.00
    Class B Interest Carryover Shortfalls                               --               --
    Class C Interest                                               379,500.00       379,500.00
    Class C Interest Carryover Shortfalls                               --               --
    Capped Contingent and Excess Liability Premiums                     --               --
    Capped Origination Trust Administrative Expenses                    --               --
    Other Capped Trustee Fees                                           --               --
    Servicer's Fee                                               2,522,112.07     2,517,067.85
    Unpaid Servicer's Fees Related to Prior Collection Periods          --               --
    Reserve Fund Deposit                                         5,448,457.39     5,448,457.39
    Certificate Interest                                                --               --
    Certificate Interest Carryover Shortfall                            --               --
    Class A Covered Loss Amount                                         --               --                --              --
    Class A Note Principal Loss Amount/Class A Note Principal
    Carryover Shortfall                                                 --               --                --              --
    Class B Covered and Uncovered Loss Amount                           --               --
    Class C Covered and Uncovered Loss Amount                           --               --
    Class B Note Principal Loss Carryover Shortfall                     --               --
    Class C Note Principal Loss Carryover Shortfall                     --               --
    Class B Note Interest on Principal Loss Carryover Shortfall         --               --
    Class C Note Interest on Principal Loss Carryover Shortfall         --               --
    Certificate Principal Loss Amount/Certificate Principal
    Carryover Shortfall                                                 --               --
    Uncapped Administrative Expenses (paid to the Trustee)              --               --
    Excess Interest to Transferor                                       --
         Total Distributions of Interest                        22,965,550.22    22,919,619.12        507,135.55    1,821,250.00

Principal
    Transferor Principal                                            82,094.64
    Principal Distribution to A-1, A-2, A-3 and A-4 Notes       40,965,226.45    40,965,226.45     40,965,226.45           --
    Principal Distribution to A-5, B and C Notes                        --               --
    Principal Distribution to Certificates                              --               --
         Total Distributions of Principal                       41,047,321.09    40,965,226.45     40,965,226.45           --

Note/Certificate Interest Carryover Shortfalls
    Beginning Balance                                                             5,642,720.62             --              --
    Current Period Increase (Decrease)                                            1,259,043.36             --              --
    Ending Balance                                                                6,901,763.98             --              --
Note/Certificate Principal Loss Amount
    Beginning Balance                                            1,243,675.08     1,241,187.73             --              --
    Current Period Increase (Decrease)                             692,322.66       690,938.02             --              --
    Ending Balance                                               1,935,997.74     1,932,125.75             --              --

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                                                                 CLASS A3          CLASS A4          CLASS A5          CLASS B
                                                                  BALANCE           BALANCE           BALANCE          BALANCE
---------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
    Scheduled Interest Collections

    Interest Related To Prepayments in Full

    Interest Related To Full Term and Over Term Payoffs
    Interest Related to Reallocation Payments
    Excess Liquidation Proceeds
         Available Interest

Principal
    Scheduled Principal Collections
    Prepayments in Full
    Full Term and Over Term Payoffs
    Reallocation Payment
    Net Liquidation Proceeds
    Recoveries
         Available Principal

Withdrawal from Reserve Fund
Total of Sources for Distribution

DISTRIBUTIONS:
Interest
    Transferor Interest
    Capped Trustee Fees
    Class A Interest                                             2,033,333.33     5,375,000.00      4,472,125.00
    Class A Interest Carryover Shortfalls                               --               --                --
    Class B Interest                                                                                                   365,750.00
    Class B Interest Carryover Shortfalls                                                                                   --
    Class C Interest
    Class C Interest Carryover Shortfalls
    Capped Contingent and Excess Liability Premiums
    Capped Origination Trust Administrative Expenses
    Other Capped Trustee Fees
    Servicer's Fee
    Unpaid Servicer's Fees Related to Prior Collection Periods
    Reserve Fund Deposit
    Certificate Interest
    Certificate Interest Carryover Shortfall
    Class A Covered Loss Amount                                         --               --                --
    Class A Note Principal Loss Amount/Class A Note Principal
    Carryover Shortfall                                                 --               --                --
    Class B Covered and Uncovered Loss Amount                                                                               --
    Class C Covered and Uncovered Loss Amount
    Class B Note Principal Loss Carryover Shortfall                                                                         --
    Class C Note Principal Loss Carryover Shortfall
    Class B Note Interest on Principal Loss Carryover Shortfall                                                             --
    Class C Note Interest on Principal Loss Carryover Shortfall
    Certificate Principal Loss Amount/Certificate Principal
    Carryover Shortfall
    Uncapped Administrative Expenses (paid to the Trustee)
    Excess Interest to Transferor
         Total Distributions of Interest                         2,033,333.33     5,375,000.00      4,472,125.00       365,750.00

Principal
    Transferor Principal
    Principal Distribution to A-1, A-2, A-3 and A-4 Notes               --               --                --
    Principal Distribution to A-5, B and C Notes                                                                            --
    Principal Distribution to Certificates
         Total Distributions of Principal                               --               --                --               --

Note/Certificate Interest Carryover Shortfalls
    Beginning Balance                                                   --               --                --               --
    Current Period Increase (Decrease)                                  --               --                --               --
    Ending Balance                                                      --               --                --               --
Note/Certificate Principal Loss Amount
    Beginning Balance                                                   --               --                --               --
    Current Period Increase (Decrease)                                  --               --                --               --
    Ending Balance                                                      --               --                --               --

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                                                                  CLASS C         CERTIFICATE          TRANSFEROR INTEREST
                                                                  BALANCE           BALANCE                  BALANCE
---------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
    Scheduled Interest Collections                                                                          45,335.45

    Interest Related To Prepayments in Full                                                                    596.65

    Interest Related To Full Term and Over Term Payoffs                                                         --
    Interest Related to Reallocation Payments                                                                   --
    Excess Liquidation Proceeds                                                                                 --
         Available Interest                                                                                 45,931.10

Principal
    Scheduled Principal Collections                                                                         57,966.31
    Prepayments in Full                                                                                     18,711.14
    Full Term and Over Term Payoffs                                                                            566.87
    Reallocation Payment                                                                                        30.69
    Net Liquidation Proceeds                                                                                 4,819.64
    Recoveries                                                                                                  --
         Available Principal                                                                                82,094.64

Withdrawal from Reserve Fund
Total of Sources for Distribution

DISTRIBUTIONS:
Interest
    Transferor Interest                                                                                     40,886.88
    Capped Trustee Fees
    Class A Interest
    Class A Interest Carryover Shortfalls                            --
    Class B Interest
    Class B Interest Carryover Shortfalls
    Class C Interest                                            379,500.00
    Class C Interest Carryover Shortfalls
    Capped Contingent and Excess Liability Premiums
    Capped Origination Trust Administrative Expenses
    Other Capped Trustee Fees
    Servicer's Fee                                                                                           5,044.22
    Unpaid Servicer's Fees Related to Prior Collection Periods                                                  --
    Reserve Fund Deposit
    Certificate Interest                                                                  --
    Certificate Interest Carryover Shortfall                                              --
    Class A Covered Loss Amount
    Class A Note Principal Loss Amount/Class A Note Principal
    Carryover Shortfall
    Class B Covered and Uncovered Loss Amount
    Class C Covered and Uncovered Loss Amount                        --
    Class B Note Principal Loss Carryover Shortfall
    Class C Note Principal Loss Carryover Shortfall                  --
    Class B Note Interest on Principal Loss Carryover Shortfall
    Class C Note Interest on Principal Loss Carryover Shortfall      --
    Certificate Principal Loss Amount/Certificate Principal
    Carryover Shortfall                                                                   --
    Uncapped Administrative Expenses (paid to the Trustee)
    Excess Interest to Transferor                                                                               --
         Total Distributions of Interest                        379,500.00                --                45,931.10

Principal
    Transferor Principal                                                                                    82,094.64
    Principal Distribution to A-1, A-2, A-3 and A-4 Notes
    Principal Distribution to A-5, B and C Notes                     --
    Principal Distribution to Certificates                                                --
         Total Distributions of Principal                            --                   --                82,094.64

Note/Certificate Interest Carryover Shortfalls
    Beginning Balance                                                --            5,642,720.62
    Current Period Increase (Decrease)                               --            1,259,043.36
    Ending Balance                                                   --            6,901,763.98
Note/Certificate Principal Loss Amount
    Beginning Balance                                                --            1,241,187.73              2,487.35
    Current Period Increase (Decrease)                               --              690,938.02              1,384.65
    Ending Balance                                                   --            1,932,125.75              3,872.00

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                                                                            SECURITIES            CLASS A1          CLASS A2
                                                          TOTAL           BALANCE (99.8%)          BALANCE           BALANCE
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                22,965,550.22        22,919,619.12         507,135.55       1,821,250.00
  Principal Distributions                               41,047,321.09        40,965,226.45      40,965,226.45              --
     Total Distributions                                64,012,871.31        63,884,845.57      41,472,362.00       1,821,250.00

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)              3,300,158,606.28
  Initial Note/Certificate Balance                                        3,293,558,289.00     380,000,000.00     360,000,000.00
  Percent of ANIV                                                                    99.80%             11.51%             10.91%
  Class Allocation Percentage                                                                           12.89%             12.22%
  Note/Certificate Factor                                                                                1.00               1.00
  Note/Certificate Rate                                                                                  5.445%             5.875%
  Servicer Advance                                              --
  Servicer Payahead                                      7,383,934.30
  Number of Contracts                                      172,598
  Weighted Average Lease Rate                                    6.29%
  Weighted Average Lease Rate (Discounted)                       9.05%
  Weighted Average Remaining Term                               30.48
  Servicing Fee Percentage                                       1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)              3,026,534,485.25
  Note/Certificate Balance                                                3,020,481,416.21     108,160,074.25     360,000,000.00
  Percent of ANIV                                                                    99.80%              3.57%             11.89%
  Class Allocation Percentage                                                                            4.04%             13.46%
  Note/Certificate Factor                                                                                0.28%              1.00
  Servicer Advance                                       1,004,124.27
  Servicer Payahead                                      6,865,179.26
  Number of Contracts                                      165,658
  Weighted Average Lease Rate                                    6.28%
  Weighted Average Lease Rate (Discounted)                       9.04%
  Weighted Average Remaining Term                               25.50
  Servicing Fee Percentage                                       1.00%
  Number of Days in the Accrual Period                                                                  30                 30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)              2,984,801,992.63
  Note/Certificate Balance                                                2,978,832,388.57      67,194,847.80     360,000,000.00
  Percent of ANIV                                                                    99.80%              2.25%             12.06%
  Class Allocation Percentage                                                                            2.55%             13.67%
  Note/Certificate Factor                                                                                0.18               1.00
  Servicer Advance                                       1,177,884.52
  Servicer Payahead                                      7,755,837.22
  Number of Contracts                                      164,926
  Weighted Average Lease Rate                                    6.28%
  Weighted Average Lease Rate (Discounted)                       9.04%
  Weighted Average Remaining Term                               24.51
  Servicing Fee Percentage                                       1.00%
  Number of Days in the Accrual Period                                                                  31                 31

I hereby certify to the best of my knowledge that the report provided is true and correct.

 /s/ John Weisickle
--------------------------------------
John Weisickle, Vice President Finance

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                                                           CLASS A3            CLASS A4            CLASS A5          CLASS B
                                                            BALANCE             BALANCE             BALANCE          BALANCE
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                    2,033,333.33         5,375,000.00      4,472,125.00      365,750.00
  Principal Distributions                                          --                   --                --              --
     Total Distributions                                    2,033,333.33         5,375,000.00      4,472,125.00      365,750.00

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                        400,000,000.00     1,000,000,000.00    807,000,000.00   66,000,000.00
  Percent of ANIV                                                  12.12%               30.30%            24.45%           2.00%
  Class Allocation Percentage                                      13.57%               33.93%            27.38%         100.00%
  Note/Certificate Factor                                           1.00                 1.00              1.00            1.00
  Note/Certificate Rate                                             6.100%               6.450%            6.650%          6.650%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                400,000,000.00     1,000,000,000.00    807,000,000.00   66,000,000.00
  Percent of ANIV                                                  13.22%               33.04%            26.66%           2.18%
  Class Allocation Percentage                                      14.95%               37.38%            30.17%         100.00%
  Note/Certificate Factor                                           1.00                 1.00              1.00            1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                             30                   30                30              30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                400,000,000.00     1,000,000,000.00    807,000,000.00   66,000,000.00
  Percent of ANIV                                                  13.40%               33.50%            27.04%           2.21%
  Class Allocation Percentage                                      15.18%               37.96%            30.64%         100.00%
  Note/Certificate Factor                                           1.00                 1.00              1.00            1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                             30                   30                30              30

---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS C              CERTIFICATE            TRANSFEROR INTEREST
                                                           BALANCE                BALANCE                    BALANCE
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                    379,500.00                  --                  45,931.10
  Principal Distributions                                        --                     --                  82,094.64
     Total Distributions                                    379,500.00                  --                 128,025.74

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                       66,000,000.00         214,558,289.00            6,600,317.28
  Percent of ANIV                                                 2.00%                  6.50%                   0.20%
  Class Allocation Percentage                                   100.00%                100.00%
  Note/Certificate Factor                                         1.00                   1.00
  Note/Certificate Rate                                           6.900%                 6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                               66,000,000.00         213,321,341.96            6,053,069.04
  Percent of ANIV                                                 2.18%                  7.05%                   0.20%
  Class Allocation Percentage                                   100.00%                100.00%
  Note/Certificate Factor                                         1.00                   0.99
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                           30                     30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                               66,000,000.00         212,637,540.77            5,969,604.06
  Percent of ANIV                                                 2.21%                  7.12%                   0.20%
  Class Allocation Percentage                                   100.00%                100.00%
  Note/Certificate Factor                                         1.00                   0.99
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                           30                     30